UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      February 6, 2007

                               Badger Meter, Inc.
               (Exact name of Registrant as Specified in Charter)


        Wisconsin                   1-6706                      39-0143280
    (State or Other         (Commission File Number)          (IRS Employer
      Jurisdiction                                         Identification No.)
   of Incorporation)

          4545 W. Brown Deer Rd., Milwaukee, Wisconsin            53223
            (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:      (414) 355-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02         Results of Operations and Financial Condition.
---------         ---------------------------------------------

                  On February 6, 2007, the Company issued a press release announcing its quarterly financial results for the fourth quarter and year ended December 31, 2006.

                  A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

                  (a)  Financial Statements of Business Acquired.
                       ------------------------------------------

                  Not applicable.

                  (b)  Pro Forma Financial Information.
                       --------------------------------

                  Not applicable.

                  (c)  Shell Company Transactions.
                       ---------------------------

                  Not applicable.

                  (d)  Exhibits.
                       ---------

                  The exhibit filed herewith is as listed in the accompanying
                  Exhibit Index.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BADGER METER, INC.



Date:  February 6, 2007        By: /s/ Richard E. Johnson
                                   ---------------------------------------------
                                   Richard E. Johnson
                                   Senior Vice President - Finance and Treasurer Chief Financial Officer

                   Exhibit Index to Current Report on Form 8-K
                             Dated February 6, 2007


Exhibit
Number
------
                                   Description
                                   -----------

(99.1)       Badger Meter, Inc. Press Release, dated February 6, 2007.